                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934





        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 25, 2001



                          CARDIAC PATHWAYS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                               000-28372                         77-0278793
(STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NUMBER)              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                              IDENTIFICATION NUMBER)





                               995 BENECIA AVENUE
                               SUNNYVALE, CA 94085
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (408) 737-0505
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

        On April 25, 2001, Cardiac Pathways Corporation issued a press release which (i) announces Cardiac Pathway's results for its fiscal third quarter ended March 31, 2001 and (ii) describes compliance issues with respect to the continued listing of Cardiac Pathways' common stock on the Nasdaq National Market. The press release is attached as Exhibit 99.1 to this Form 8-K.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits.


EXHIBIT
NUMBER                             DESCRIPTION
------                             -----------
 99.1       Cardiac Pathways Corporation Press Release issued December 25, 2001.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CARDIAC PATHWAYS CORPORATION
                                       (Registrant)



Date:  April 25, 2001                  By:  /s/ Thomas M. Prescott
                                           -------------------------------------
                                           Thomas M. Prescott
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
------                             -----------
 99.1       Cardiac Pathways Corporation Press Release, issued April 25, 2001



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